UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2016

JOHNSON CONTROLS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
______________________________________ (State or other jurisdiction	____________________ (Commission	____________________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin		53209
_____________________________________________________________ (Address of principal executive offices)		__________________ (Zip Code)

Registrant’s telephone number, including area code:	414-524-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Johnson Controls, Inc. (the "Company") is filing this Current Report on Form 8-K ("Current Report") to revise certain financial information and related disclosures included in the Annual Report on Form 10-K of the Company for the year ended September 30, 2015 ("Annual Report"), which was filed with the Securities and Exchange Commission ("SEC") on November 18, 2015. Effective October 1, 2015, the Company reorganized the reportable segments within its Building Efficiency business to align with its new management reporting structure and business activities. Prior to this reorganization, Building Efficiency was comprised of three reportable segments for financial reporting purposes: North America Systems and Service, Asia and Other. As a result of this change, Building Efficiency is now comprised of four reportable segments for financial reporting purposes: Systems and Service North America, Products North America, Asia and Rest of World. In addition, during the quarter ended December 31, 2015, the Company early adopted Financial Accounting Standards Board Accounting Standards Update (ASU) No. 2015-17, "Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes," and applied the change retrospectively to all periods.

This Current Report and Exhibit 99.1 are being filed solely to recast segment reporting financial information and revise certain related disclosures contained in the Annual Report to reflect the segment changes implemented during the Company's first quarter of 2016, and the retrospective changes for all periods presented for the adoption of ASU No. 2015-17.

All other information in the Annual Report remains unchanged. Unaffected items and unaffected portions of the Annual Report have not been repeated in, and are not amended or modified by, this Current Report or Exhibit 99.1. The information in this Current Report with respect to the Company should be read in conjunction with the Annual Report and the subsequent Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2015, which was filed with the SEC on February 1, 2016. This Current Report does not reflect events that may have occurred subsequent to the original filing date of the Annual Report, and does not modify or update in any way the disclosures made in the Annual Report other than as required to reflect the segment changes and the retrospective changes of the adoption of ASU No. 2015-17 as described above and set forth in Exhibit 99.1. For information on developments since the filing of the Annual Report, please refer to the Company's filings with the SEC. The information contained in Exhibit 99.1 to this Current Report on Form 8-K is not an amendment to, or a restatement of, the Annual Report.

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit	Title

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1
Updated Part 1 Item 1. Business, Part II Item 6. Selected Financial Data, Part II Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and Part II Item 8. Financial Statements and Supplementary Data from Johnson Controls, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2015.

101.1
The following recast financial information relating to Johnson Controls, Inc.’s Annual Report on Form 10-K for the year ended September 30, 2015, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Financial Position, (ii) the Consolidated Statements of Income, (iii) the Consolidated Statements of Comprehensive Income (Loss), (iv) the Consolidated Statements of Cash Flow, (v) the Consolidated Statements of Shareholders’ Equity Attributable to Johnson Controls, Inc. and (vi) Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

March 3, 2016	By:	/s/ Suzanne M. Vincent
		Name:	Suzanne M. Vincent
		Title:	Vice President and Corporate Controller